UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2004

Shoe Pavilion, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23669	94-3289691
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1380 Fitzgerald Drive, Pinole CA 94564

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 510-222-4405

Item 7.	Financial Statements and Exhibits

Number	Exhibit

99.1	Press Release issued March 1, 2004.

Item 12.	Results of Operations and Financial Condition.

On March 1, 2004, the Company issued a press release announcing its operating results for the fourth quarter and year ended January 3, 2004.

A copy of the Company’s March 1, 2004 press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shoe Pavilion, Inc. (Registrant)

Date March 1, 2004	By:	/s/ John D. Hellmann

John D. Hellmann Vice President and Chief Financial Officer